Exhibit 99.1

ENSCO
Go Beyond

Fleet Status Report

29 October 2018

Drillships ENSCO DS-9 and ENSCO DS-12 Awarded New Contracts

Recently, ENSCO DS-9 was awarded a one-well contract offshore French Guiana that is expected to commence in January 2019 and ENSCO DS-12 was awarded a two-well contract offshore Senegal that is expected to commence in April 2019. ENSCO DS-9 and ENSCO DS-12 are two of the highest-specification drillships in the global fleet, equipped with many features that provide efficiencies for our customers' deepwater drilling programs, including dual 7-ram blowout preventers and 2.5 million pound hookload derricks.

ENSCO DS-9

ENSCO DS-9

Ensco plc Fleet Status Report 29 October 2018

New Contracts and Extensions

       Floaters
•
ENSCO DS-9 awarded a one-well contract with Total offshore French Guiana that is expected to commence in January 2019
•
ENSCO DS-12 awarded a two-well contract with BP offshore Senegal that is expected to commence in April 2019
•
ENSCO 8505 awarded an eight-well contract with Eni, with six wells in the U.S. Gulf of Mexico and two wells offshore Mexico, that is expected to commence in January 2019
•
ENSCO 8504 awarded a one-well contract with JAPEX offshore Japan that is expected to commence in April 2019
•
ENSCO 8503 awarded a 100-day contract with Talos offshore Mexico that is expected to commence in November 2018, replacing a previously reported 100-day contract in the U.S. Gulf of Mexico

       Jackups
•
ENSCO 121 awarded a one-well contract with Eni in the North Sea that is expected to commence in December 2018
•
ENSCO 122 contract with NAM in the North Sea extended by one well, with an estimated duration of five months
•
ENSCO 72 awarded a two-well contract with Corallian Energy in the North Sea that is expected to commence in November 2018
•
ENSCO 75 contract with Talos in the U.S. Gulf of Mexico extended by nine months to September 2019
•
ENSCO 87 contract with Fieldwood in the U.S. Gulf of Mexico extended by one well, with an estimated duration of 20 days
•
ENSCO 87 awarded a one-well contract with Talos in the U.S. Gulf of Mexico, which commenced in October 2018
•
ENSCO 87 contract with ExxonMobil in the U.S. Gulf of Mexico extended by 11 wells, with an estimated duration of eight months
•
ENSCO 102 contract with Arena in the U.S. Gulf of Mexico extended by 90 days to April 2019
•
ENSCO 102 awarded a three-well contract with Fieldwood in the U.S. Gulf of Mexico that is expected to commence in April 2019
•
ENSCO 68 contract with Castex in the U.S. Gulf of Mexico extended by one well, with an estimated duration of four months
•
ENSCO 68 awarded a one-well contract with Fieldwood in the U.S. Gulf of Mexico that is expected to commence in April 2019

Other
•
ENSCO 141 commenced a three-year contract with Saudi Aramco offshore Saudi Arabia in August 2018
•
ENSCO 5005 and ENSCO 80 sold

Ensco plc Fleet Status Report 29 October 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
North & South America
ENSCO 8503	Semisubmersible DP	8500/10000	Deep Gulf Energy Talos	U.S. GOM Mexico	Apr. 18 Nov. 18	Aug. 18 Feb. 19	Contracted for 100 days (estimated duration Nov. 18 to Feb. 19)
ENSCO 8505	Semisubmersible DP	8500/10000	Talos Marubeni Available	U.S. GOM U.S. GOM U.S. GOM	Jun. 18 Jul. 18	Jul. 18. Sep. 18	Contracted to Eni in the U.S. GOM for six wells and in Mexico for two wells (estimated duration Jan. 19 to Oct. 19)
ENSCO 8500	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8501	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8502	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO 8506	Semisubmersible DP	8500/10000	Preservation Stacked(3)	U.S. GOM
ENSCO DS-12	Drillship, DP3 DSME	12000	Kosmos Energy Mobilizing	Suriname -----	Oct. 17	Oct. 18
On standby at zero rate from late Jun. 18 to mid Aug. 18. Then contracted for one well (mid Aug. 18 to late Oct. 18). Zero rate for 10 days in 3Q18 during contracted period. -----
Contracted to BP in Senegal for two wells (estimated duration Apr. 19 to Sep. 19). Plus four 1-well options

ENSCO 6002	Semisubmersible - DP Megathyst	5600	Petrobras	Brazil	Jul. 13	Dec. 19	Day rate of approx. $248,000, plus approx. $17,000 per day amortized through Dec. 19 for capital upgrades. Plus cost adjustments

Ensco plc Fleet Status Report 29 October 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Europe & Mediterranean
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Noble Energy	Israel	Apr. 18	Dec. 18	Contracted for six wells (estimated duration Apr. 18 to Dec. 18). Plus two 2-well priced options
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Mellitah	Mediterranean	Aug. 14	Nov. 18	Day rate of approx. $204,000, plus approx. $9,000 per day for mobilization and reimbursable upgrades amortized through Jul. 18. Plus one 2-well priced option
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	Available	Spain
ENSCO DS-11	Drillship, DP3 DSME	12000	Available	Spain
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	Preservation Stacked(3)	Spain
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Preservation Stacked(3)	Spain

Africa
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	Chevron	Nigeria	Aug. 17	Aug. 19	Plus one 1-year priced option
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Total	Angola	Nov. 15	Nov. 20	Day rate of approx. $620,000, plus approx. $14,000 per day amortized through Nov. 20 for mobilization. Plus one 14-month priced option
ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Shell	Nigeria	Mar. 18	Mar. 19	Plus five 1-year priced options

Ensco plc Fleet Status Report 29 October 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO DPS-1	Semisubmersible DP F&G ExD Millennium	10000	Woodside	Australia	Feb. 18	Sep. 19	Contracted for 12 wells (estimated duration Feb. 18 to Sep. 19). Plus two 3-month options or one 3-month and one 6-month option
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	7000/7500	INPEX	Australia	Jan. 15	Aug. 19	Zero rate for 12 days in 3Q18. Day rate of approx. $362,000, plus approx. $125,000 per day amortized through Aug. 19 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO 8504	Semisubmersible DP	8500/10000	Contract Preparations	Singapore			Contracted to JAPEX in Japan for one well (estimated duration Apr. 19 to Jul. 19)
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Mobilizing	-----			Contracted to Total in French Guiana for one well (estimated duration Jan. 19 to Apr. 19)
ENSCO MS-1	Semisubmersible F&G ExD Millennium	8200	Available	Singapore

Under Construction
ENSCO DS-13	Drillship, DP3 DSME	12000	Under Construction	South Korea
Scheduled delivery date 3Q19. Upon delivery, final milestone payment of approx. $84 million and accrued interest charges may be financed through a promissory note that will bear interest at a rate of 5% per annum with a maturity date of December 30, 2022

ENSCO DS-14	Drillship, DP3 DSME	12000	Under Construction	South Korea
Scheduled delivery date 2Q20. Upon delivery, final milestone payment of approx. $165 million and accrued interest charges may be financed through a promissory note that will bear interest at a rate of 5% per annum with a maturity date of December 30, 2022

Ensco plc Fleet Status Report 29 October 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
North & South America
ENSCO 68	MLT 84-CE	400	Energy XXI Castex Fieldwood	U.S. GOM U.S. GOM U.S. GOM	May 18 Aug. 18 Apr. 19	Jul. 18 Apr. 19 Jun. 19	Contracted for three wells (estimated duration Aug. 18 to Apr. 19) Contracted for one well (estimated duration Apr. 19 to Jun. 19)
ENSCO 75	MLT Super 116-C	400	Talos	U.S. GOM	May 18	Sep. 19	Plus one 90-day option
ENSCO 87	MLT 116-C	350	Fieldwood Talos ExxonMobil	U.S. GOM U.S. GOM U.S. GOM	Mar. 18 Oct. 18 Nov. 18	Oct. 18 Nov. 18 Sep. 19	Contracted for one well (estimated duration 30 days) Contracted for 13 wells (estimated duration Nov. 18 to Sep. 19). -----
ENSCO 102	KFELS MOD V-A	400	Arena Fieldwood	U.S. GOM U.S. GOM	Nov. 17 Apr. 19	Apr. 19 Aug. 19	Contracted for three wells (estimated duration Apr. 19 to Aug. 19). Plus one 2-well option

Ensco plc Fleet Status Report 29 October 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	Preservation Stacked(3)	UK
ENSCO 71	Hitachi K1032N	225	Preservation Stacked(3)	UK
ENSCO 72	Hitachi K1025N	225	Petrofac Corallian	UK UK	Apr. 18 Nov. 18	Oct. 18 Jan. 19	Contracted for two wells (estimated duration Nov. 18 to Jan. 19)
ENSCO 92	MLT 116-C	225	ConocoPhillips	UK	Feb. 17	Dec. 22
ENSCO 100	MLT 150-88-C	350	Premier Available	UK	Jul. 15	Oct. 18	Day rate of approx. $185,000. Contracted for 18 wells (estimated duration Jul. 15 to Oct. 18). -----
ENSCO 101	KFELS MOD V-A	400	Nautical Neptune	UK UK	Jul. 18 Oct. 18	Oct. 18 Mar. 19	Contracted for two wells (estimated duration Oct. 18 to Mar. 19). Plus unlimited unpriced options
ENSCO 111	KFELS MOD V-B	400	Cold Stacked	Malta
ENSCO 112	MLT Super 116-E	350	Cold Stacked	Malta
ENSCO 120	ENSCO 120 Series	400	ConocoPhillips	UK	Jul. 17	Jul. 20	Plus two 1-year options
ENSCO 121	ENSCO 120 Series	400	Contract Preparations	UK			Contracted to Eni in the UK for one well (estimated duration Dec. 18 to May 19)
ENSCO 122	ENSCO 120 Series	400	NAM	UK	Sep. 17	Apr. 19	Contracted for five wells (estimated duration Sep. 17 to Apr. 19). Plus various options through Dec. 20

Ensco plc Fleet Status Report 29 October 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Middle East
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Saudi Arabia	Sep. 14	Sep. 22	Inspection for 25 days in 3Q18 and approx. 60 days in 4Q18. Day rate of approx. $72,000, plus approx. $5,000 per day for upgrade costs and mobilization amortized through Sep. 22
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Saudi Arabia	Jan. 15	Nov. 18	Day rate of approx. $127,000
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 17	Aug. 21	Day rate of approx. $72,000
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Nov. 13	Nov. 19	Day rate of approx. $65,000
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Saudi Arabia	Feb. 15	Feb. 19	Day rate of approx. $65,000 to year-end 2018. Day rate increases to approx. $125,000 Jan. 19 to Feb. 19
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Saudi Arabia	Jan. 15	Feb. 19	Day rate of approx. $65,000 to year-end 2018. Day rate increases to approx. $125,000 Jan. 19 to Feb. 19
ENSCO 104	KFELS MOD V-B	400	ADNOC	UAE	Feb. 18	May 19
ENSCO 108	KFELS MOD V-B	400	Contract Preparations	UAE			Contracted to Saudi Aramco from 4Q18 to 4Q21
ENSCO 110	KFELS MOD V-B	400	North Oil Company	Qatar	Sep. 17	Sep. 20	Plus one 1-year priced option
ENSCO 140	ENSCO 140 Series	340/400	Saudi Aramco	Saudi Arabia	Jul. 18	Jun. 21
ENSCO 141	ENSCO 140 Series	340/400	Saudi Aramco	Saudi Arabia	Aug. 18	Aug. 21

Ensco plc Fleet Status Report 29 October 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Africa
ENSCO 109	KFELS MOD V-Super B	350	Chevron	Angola	Dec. 14	Jul. 19	Day rate of approx. $172,000 from mid Apr. 18 to Jul. 18, followed by undisclosed day rate from Aug. 18 to Jul. 19

Asia & Pacific Rim
ENSCO 67	MLT 84-CE	400	Pertamina	Indonesia	Dec. 16	Dec. 18	Contract discussions ongoing. Rid idled since late Feb. 18
ENSCO 105	KFELS MOD V-B	400	Preservation Stacked(3)	Singapore
ENSCO 106	KFELS MOD V-B	400	BP	Indonesia	Jan. 18	Jan. 23	Plus 13 1-well priced options
ENSCO 107	KFELS MOD V-B	400	Quadrant Energy/ Vermilion Energy	Australia	May 18	Dec. 18
Contracted for 160 days with Quadrant (estimated duration May 18 to Oct. 18). Assigned to Vermilion for two wells (estimated duration Oct. 18 to Dec. 18). Plus two 1-well options with Quadrant thereafter

ENSCO 113	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 114	Pacific Class 400	400	Cold Stacked	Philippines
ENSCO 115	Pacific Class 400	400	Available	Thailand			Contracted to Mubadala Petroleum in Thailand from 1Q19 to 4Q19. Plus one 2-month option and three 4-month options

Ensco plc Fleet Status Report 29 October 2018
Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Location	Contract Start Date	Contract End Date(2)	Comments
Jackups
Under Construction
ENSCO 123	ENSCO 120 Series	400	Under construction	Singapore			Final remaining payment of $6 million to be made upon expected delivery in 1Q19

Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $95,000, plus cost adjustments and five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $57,000, plus cost adjustments and five 1-year options

Held for Sale
Continuing Operations
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Sold				Immaterial gain on sale recognized in 3Q18
ENSCO 80	MLT 116-CE	225	Sold				Immaterial gain on sale recognized in 3Q18

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(3) Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Ensco personnel. These steps are designed to reduce the time and lower cost to reactivate the rig when market conditions improve.

Ensco plc Fleet Status Report 29 October 2018

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized. Ensco announced in its Fleet Status Report dated 22 February 2017 that going forward it does not expect to release day rates for new contracts in its Fleet Status Reports. Significant zero rate estimates are reflected in the comments section for 2018.

Forward Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; relocations; costs and difficulties related to the integration of Atwood Oceanics, Inc.; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension, repudiation, or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; our ability to enter into, and the terms of, future drilling contracts; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments or awards; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.